EXHIBIT B

                          Joint Filer Information

Name:          Appaloosa Investment Limited Partnership I

Address:       c/o Appaloosa Management L.P.
               26 Main Street, 1st Floor
               Chatham, NJ 07928

Designated Filer:     David A. Tepper

Issuer and Ticker Symbol:           Kindred Healthcare, Inc.; Nasdaq/NMS: KIND

Date of Event Requiring Statement:  8/18/03

SIGNATURE:     By:  Appaloosa Management L.P., its general partner
               By:  Appaloosa Partners Inc., its general partner

               By:    /s/ David A. Tepper               8/18/03
                      ----------------------------      -------
                      David A. Tepper, President        Date


Name:          Palomino Fund Ltd.

Address:       c/o Appaloosa Management L.P.
               26 Main Street, 1st Floor
               Chatham, NJ 07928

Designated Filer:     David A. Tepper

Issuer and Ticker Symbol:           Kindred Healthcare, Inc.; Nasdaq/NMS: KIND

Date of Event Requiring Statement:  8/18/03

SIGNATURE:     By:  Appaloosa Management L.P., its investment adviser
               By:  Appaloosa Partners Inc., its general partner

               By:    /s/ David A. Tepper               8/18/03
                      ----------------------------      -------
                      David A. Tepper, President        Date

Name:          Appaloosa Management L.P.

Address:       c/o Appaloosa Management L.P.
               26 Main Street, 1st Floor
               Chatham, NJ 07928

Designated Filer:     David A. Tepper

Issuer and Ticker Symbol:           Kindred Healthcare, Inc.; Nasdaq/NMS: KIND

Date of Event Requiring Statement:  8/18/03

               By:    /s/ David A. Tepper               8/18/03
                      ----------------------------      -------
                      David A. Tepper, President        Date


Name:          Appaloosa Partners Inc.

Address:       c/o Appaloosa Management L.P.
               26 Main Street, 1st Floor
               Chatham, NJ 07928

Designated Filer:     David A. Tepper

Issuer and Ticker Symbol:           Kindred Healthcare, Inc.; Nasdaq/NMS: KIND

Date of Event Requiring Statement:  8/18/03

Signature:     By:    /s/ David A. Tepper               8/18/03
                      ----------------------------      -------
                      David A. Tepper, President        Date